CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward Wong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-OCertxley Act of 2002, that the Annual Report on Form 10-KSB of Tech-Net Communications, Inc. for the annual period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Tech-Net Communications, Inc..

                            By:    /s/ Edward Wong
                                ________________
                                                                                                                Name:   Edward Wong
                            Title:     Cheif Financial Officer
                            Date:     June 30, 2003